                                                                   EXHIBIT 10.16

                           SUPPLEMENTAL PENSION PLAN B
                           ---------------------------
                                  APPLICABLE TO
                       ELECTED SALARIED CORPORATE OFFICERS

                                       OF

         WERNER HOLDING CO. (DE), INC., ITS PARENT AND ITS SUBSIDIARIES
                     AMENDED AND RESTATED DECEMBER 31, 2000
                     --------------------------------------

SECTION 1 - PURPOSE:
--------------------

         a) To recognize unusual dedication, significant additional longevity, superb effort, and outstanding personal contributions of elected salaried Corporate officers.

         b) To reward deserving elected salaried Corporate officers for outstanding contributions to the Company's growth, success and profits.

         c) To provide a method to compensate for unusual situations which may develop under the qualified Retirement Plan for Employees of the Company (the "Qualified Pension Plan") due to changes made from time to time in the plan, limitations imposed on the administration of the plan by ERISA, employment past age 65, significant longevity, inflation and other factors.

         d) To supplement the Company's Qualified Pension Plan with a Supplemental Pension Plan, as hereinafter set forth.

SECTION 2 - ELIGIBILITY:
------------------------

         Effective March 21, 1980, all elected salaried Corporate officers actively employed on the Effective Date or elected salaried Corporate officers retired prior to the Effective Date and, in both cases, whose years of service (N(2)) as an elected salaried Corporate officer were at least 10 years.

         Effective January 1, 1986, all elected salaried Corporate officers actively employed on the Effective Date, Elected Salaried Corporate officers employed after the Effective date, or elected salaried Corporate officers retired prior to the Effective Date and, in each case, whose years of service (N(2)) as an elected salaried Corporate officer were at least 10 years.

         Effective January 1, 1989, eligibility shall be further subject to periodic specific designation by the Board of Directors of the Company of the individual employee involved.

         Effective January 1, 1992, eligibility for the Inflation Adjustment shall be limited to those retired elected salaried corporate officers participating in this Supplemental Pension Plan B who have also served as a corporate director of Werner Holding Co. (DE), Inc., its parent or its subsidiaries for an aggregate length of total directorship service of not less




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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
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                                   (Continued)

         than ten years. Service as either an inside director (ie, while as corporate employee) or an outside director shall satisfy this requirement.

         For the purpose of this Supplemental Pension Plan, elected salaried Corporate officers shall be defined as those individuals who have held or hold the positions of Chairman or Vice-Chairman of the Board of Directors, President, any Corporate Vice-President, but shall not include any Assistant Vice-Presidents, Secretaries or Assistant Secretaries, Treasurers or Assistant Treasurers or any Non-Corporate-Level Vice-Presidents. Applicable service with Werner Holding Co. (DE), Inc., its parent, Werner Holding Co. (PA), Inc. and/or any of its subsidiaries shall satisfy the appropriate service requirement provided, however, that each participating subsidiary must adopt this Plan first. Service credit earned with different participating companies shall be aggregated together to satisfy the necessary service requirements of the Plan.

SECTION 3 - GENERAL:
--------------------

         a) The gross pension paid to any elected salaried Corporate officer shall consist of any Retirement Benefit earned by the elected salaried Corporate officer under the Qualified Pension Plan and the supplemental pension granted that individual hereunder.

         b) The Retirement Benefit shall be paid to the elected salaried Corporate officer by the Affiliated National Bank-Boulder, Boulder, Colorado, or any successor trustee, in accordance with the Qualified Pension Plan.

         c) Except as hereafter provided otherwise, the supplemental pension shall be paid directly to the elected salaried Corporate officer by the Company. This Supplemental Pension Plan is an unfunded plan of deferred compensation, and the benefits hereunder shall be paid from the general assets of the Company.

         d) Except as hereafter provided otherwise, the supplemental pension shall be paid during the remaining lifetime of the elected salaried Corporate officer upon retirement, commencing simultaneously with the later of (1) payment of his Retirement Benefit under the Qualified Pension Plan or (2) the first of the month next following the Effective Date.

               Regardless of whether any other benefit is payable under this plan at the time, the additional element of supplemental pension (P(5)) payable under subsection (h) of Section 4 shall be payable upon a change in control. For this purpose, a change in control of the Company will be considered to have occurred if the board of directors of the Company approves the sale or other disposition of all or substantially all of the value of the assets of the Company unless, following such sale or disposition, a




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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
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                                   (Continued)

               majority of the members of the board of directors of the acquiring entity is composed of individuals who were members of the board of directors of the Company before the sale or disposition. A change in control of the employer will also be considered to have occurred if on any date a majority of the members of the board of directors of the Company were not members of the board of directors of the Company on the date one year before. A change in control will also be considered to have occurred if the stock of the Company is sold in an initial public offering. As used in this paragraph, the "Company" includes not only Werner Holding Co. (DE), Inc. but also any related entity representing all or substantially all of the value of the Company.

         e) In the event that an elected salaried Corporate officer dies while in the employ of the Company and prior to his retirement, that portion of the supplemental pension related to the full benefit supplement (P(3)) shall be paid to his spouse or appropriate beneficiaries.

         f) For each month that the individual remains eligible hereunder, one-twelfth (1/12) of the yearly amount of the supplemental pension shall be paid on the first business day of that month, during the lifetime of the pensioner.

         g) Except as provided in Section 13 hereof, the supplemental pension shall terminate with the payment for the month in which the death of the pensioner occurs.

         h) In the case of a supplemental pension payable because of the elected salaried Corporate officer's early retirement, the supplemental pension hereunder shall be actuarially reduced to reflect commencement prior to normal retirement under the Qualified Pension Plan. Such actuarial reduction shall be at a rate which is one-half (1/2) of the rate of actuarial reduction applicable under the Qualified Pension Plan in the case of such early retirement.

         i) In the case of a supplemental pension payable because of the elected salaried Corporate officer's disability retirement, there shall be no actuarial reduction of the supplemental pension hereunder to reflect commencement prior to normal retirement under the Qualified Pension Plan. The payment of supplemental pension benefits in the case of a disability retirement shall continue only so long as the otherwise eligible individual continues to be disabled, as determined under the Qualified Pension Plan.

         j) Supplemental pension benefits shall not be contingent upon any pensioner performing any consulting services for the Company after retirement, nor shall any pensioner be required to do so.



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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
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                                   (Continued)

         k) To be eligible for a supplemental pension, and to maintain continued eligibility, under this Supplemental Pension Plan, each elected salaried Corporate officer shall execute and comply with the terms of a Non-Compete Agreement in the form attached hereto as Exhibit A. Non-compliance with the terms of the Non-Compete Agreement, as determined by the Board of Directors, shall result in the loss of all benefits hereunder.

         l) In the event a retired elected salaried Corporate officer again becomes an employee of the Company, such person's benefit payments hereunder shall be suspended for the duration of such re-employment. Upon subsequent retirement, the benefit payments hereunder shall be recomputed to give credit for such period of re-employment and the compensation earned during such re-employment. Provided, however, that, (except in the case of an individual returning from disability retirement, unless such subsequent retirement is again because of disability) if such recomputation would result in the payment of a lesser benefit than the benefit which was suspended, the benefit which was suspended will again be payable upon subsequent retirement.

               Provided, further, that the benefit of an elected salaried Corporate officer whose benefit prior to re-employment had been paid in a joint and survivor option form shall continue to be paid in such form upon subsequent retirement. In the event such elected salaried Corporate officer dies while re-employed and prior to subsequent retirement, his spouse shall be eligible to receive the survivor benefit she would have received under the joint and survivor option previously in effect as if the elected salaried Corporate officer's subsequent retirement had occurred on his date of death. However, in the event such elected salaried Corporate officer's spouse dies prior to his subsequent retirement, upon subsequent retirement his recomputed benefit will be paid in the normal form unless he is again married at subsequent retirement, in which event the joint and survivor option elections will again be available.

         m) Notwithstanding any other clause herein contained, benefits payable under this Plan shall not be duplicated in any way either with respect to this Plan or any other Plan funded by the Company, its parent, Werner Holding Co. (PA), Inc. or any of its subsidiaries.

         n) Notwithstanding any other clause herein contained, that part of the supplemental pension which represents the full benefit supplement (P(3)), see Section 4(e), shall be paid to the designated beneficiary under the Qualified Pension Plan, if the officer is otherwise eligible but dies while in the Company's employ rather than after retirement.



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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

         o) It is intended that the Supplemental Pension Plan be appropriately coordinated with the latest version of the Qualified Pension Plan. Therefore, in interpreting the Supplemental Plan any necessary adjustments to reflect references to the latest version of the Qualified Pension Plan shall be made. However, the intentions of the Supplemental Plan shall be maintained with any questions to be resolved in accordance with
               Section 12.

         p) A periodic Inflation Adjustment shall be determined in accordance with Section 14. Its intent is to appropriately adjust the aggregate combined payout under the Qualified Pension Plan and this Supplemental Pension Plan to reflect the effects of ongoing inflation since retirement.

         q) The recipients of a Supplemental Pension shall be furnished with an explanation of the calculations used to determine their payments. The aforesaid information shall be due with their first Supplemental Pension check and whenever an adjustment is made to reflect any changes contemplated by this Plan. When adjustments reflect both ongoing and catch-up payments, this information shall be clearly explained.

         r) To the maximum extent possible, once recipients are advised of the amounts due them, the number of monthly Supplemental Pension Plan benefit check issued shall be minimized.

SECTION 4 - SUPPLEMENTAL PENSION:
---------------------------------

         a) A special pension calculation shall be prepared appropriately timed to the retirement date of an elected salaried Corporate officer using the adjustment factors hereinafter outlined. This calculated special pension shall become that individual's supplemental pension hereunder.

         b) The supplemental pension for elected salaried Corporate officers shall include:

               (1) Full service credit at 1.5% for service beyond both pre- and post 35 years (P(1)) - See 4(c).

               (2)   An officership adjustment (P(2)) - See 4(d).

               (3) A full benefit supplement where benefits under the Qualified Pension Plan are statutorily limited (P(3)) - See 4(e).

               (4) A special service adjustment in the case of disability and early retirements (P(4)) - See 4(f).



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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

         c)    The Supplemental Pension Plan shall include credit at the rate of
               1.5 % of average earnings (S) for all years of credited service beyond 30 years, with no limit to the maximum years of service. In contrast, the Qualified Pension Plan provides for credit at the rate of 1 % of Covered Compensation (C. C.) and 1.5% of average earnings (S) in excess of covered compensation (C.C.) for a maximum of 35 years of service plus credit for post 35 years service at 1 % of average earnings (S). "Average Earnings", "Covered Compensation" and "Credited Service" shall be as defined in the Qualified Pension Plan.

               Therefore:

               P(1) = [0.5% x (C.C.)] x N(1B) + [0.5% x (S)] x N (greater than 35) = $/Yr.

               N(1B) is equal to or less than N(1) - 30
                                              Where 30 is equal to or less than
                                              N(1) but for these purposes N(1)
                                              is limited to a maximum of 35.

               N (greater than 35) = N(1) - 35    Where N(1) is equal to or
                                                  less than 35 Years Service

         d) The supplemental pension benefit for elected salaried Corporate officers shall include credit at the rate of 0.5 % of average annual compensation for the years of service as an elected salaried Corporate officer. "Average Annual Compensation" (C) and "years of service" as an elected salaried Corporate officer (N2) shall be determined using the Company payroll records and parallel methods as those for "average earnings" and "credited service" as defined in the Qualified Pension Plan.

                           Therefore: P(2) = 0.5 % (C) (N(2)) = $/Yr.

         e) The supplemental pension benefit shall include a full benefit supplement when an elected salaried Corporate officer's benefit under the Qualified Pension Plan is limited by any statutorily imposed maximum benefit limitation applying to such Plan. The full benefit supplement shall be equal to the difference between the benefit which would be paid under such Plan without application of the maximum benefit limitation and the benefit actually being paid under such Plan as a result of application of the maximum benefit limitation.

                            Therefore: P(3) = P(E) - P

               The full benefit supplement (P(3)) shall be provided to those eligible elected salaried Corporate officers upon their retirement or to their beneficiaries in the event of their death while in the employ of the Company prior to retirement. The purpose of this benefit (P(3)) is to insure that such officers receive the full amount of their qualified pension despite the limitations imposed by Federal statutes. For purposes of



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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

               implementation, the beneficiaries shall be those designated by the officer under the Qualified Pension Plan, or in the absence of such specific designation the rules of said Plan shall apply.

         f) The supplemental pension for an elected salaried Corporate officer who takes a disability retirement or early retirement under the terms of the Qualified Pension Plan shall include a special service adjustment to recognize the additional years of credited service (N(1E)) such person would have had if he would have worked until attainment of age sixty-five (65) rather than taking disability retirement or early retirement. To be eligible the minimum credited service (N(1)) shall be 25 years and the minimum service as an elected salaried Corporate officer (N(2)) shall be 10 years.

                   Therefore: P(4) = [(1% x C.C.) + 1.5% x (S - C.C.)]
                   N(1E) = $/Yr.

                   N(1E) = N(1D) - N(1)

         g) The total supplemental pension for elected salaried Corporate officers (P(so)) shall be the sum of the aforesaid adjustments in 4(c)-(e), and, where applicable, 4(f), where P(so) = P(1) + P(2) + P(3) and, where applicable, + P(4).

         h) Notwithstanding the foregoing, a minimum supplemental pension shall be provided under the Supplemental Pension Plan to Richard
               L. Werner, Robert I. Werner, Donald M. Werner and Howard L. Solot by operation of this subsection (h). Under this subsection (h), each of the named individuals shall be entitled to an additional element of supplemental pension (P(5)) (if any is produced by the following formula) in such amount as is necessary to bring the total of the pension under the Qualified Pension Plan (P) and the pension otherwise payable under the Supplemental Pension Plan (P(so)) up to a pension equal to 1.25% of average annual compensation while an elected salaried Corporate officer (C) for all years of credited service (N(1)), provided that the additional element of supplemental pension provided under this subsection (h) (P(5)) shall not exceed that amount which, if paid in the form of a lump sum under Section 15, would produce a lump sum of one million dollars. Subject to the limitation of a lump sum equivalent of one million dollars, therefore: P(5) = (1.25% x C x N(1)) - P - P(so)

SECTION 5 - FORMULAE & DEFINITIONS:
-----------------------------------

       C - Average annual compensation for years while an elected salaried Corporate officer, based on the same method as used in the Qualified Pension Plan which is equal to the three (3) consecutive full calendar years out of the last ten (10) full



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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

               calendar years prior to termination of employment that provide the highest average. For these purposes, compensation shall be determined using Company payroll records and shall include salary, including salary paid in lieu of holiday or vacation, bonuses and any other regular compensation payment, but shall not include Employee Protection Pay, lump sum payments for consulting services or any other taxable income from the Company which is required to be reported on the annual W-2 forms to the U.S. Government for Federal Income Tax purposes, such as, by way of illustration and not limitation, the currently taxable portion of any fringe benefit or coverage by a fringe benefit program.

       C.C. - Covered compensation as defined and established from time to time by the Social Security Administration.

       Company - "Company" shall mean Werner Holding Co.(DE), Inc., its parent, Werner Holding Co. (PA), Inc. or any participating subsidiary company. Any subsidiary which adopts this Plan shall be deemed a participating subsidiary company.

       N(1) - Years of credited service as defined in the Qualified Pension
              Plan.

       N (less than 35) - Years of credited service limited to a maximum of thirty-five (35) years.

               N (less than 35) = N(1) where N(1) (equal to or less than) 35

       N(1B) - Years of credited service in excess of thirty (30) years and not more than thirty-five (35) years.

               N(1B) = N(1) - 30 where 30 (equal to or less than) N(1) but for these purposes N(1) is limited to 35
               Otherwise N(1B) = 0

       N (greater than 35) - Years of credited service in excess of thirty-five
               (35) years.

               N (greater than 35) = N(1) - 35 where 35 (equal to or less than) N(1)
               Otherwise N (greater than 35) = 0

       N(1D) - Total years of credited service an elected salaried Corporate officer would have had under the Qualified Pension Plan if he had worked until attaining age sixty-five (65) rather than taking a disability retirement or early retirement.

       N(1E) - The additional years of credited service an elected salaried Corporate office would have had under the Qualified Pension Plan if he had worked until attaining age sixty-five (65) rather than taking a disability retirement or early retirement.




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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

                            N(1E) = N(1D) - N(1)

       N(2)-   Years of service as an elected salaried Corporate officer.

       P- Annual pension benefit payment under the Qualified Pension Plan subject to applicable statutorily imposed maximum benefit limitation.

               P = (1% x C.C.) x N (less than 35) + 1.5% (S - C.C.) x N (less than 35) + (1% x S) x N (greater than 35) = $/Yr. but limited to the applicable statutorily imposed maximum benefit limitation unde applicable IRS regulations.

       P(1)- Supplemental pension adjustment to reflect full service -maximum 1-1/2 % benefit credit for post thirty (30) and thirty-five (35) years service.

                            P(1) = [0.5% x C.C.] x N(1B) + [0.5% x S] x N
               (greater than 35) = $/Yr.

       P(2)- Supplemental pension adjustment to reflect special credit for years of service as an elected salaried Corporate officer.

                            P(2) = 0.5 % (C) (N(2))

       P(3)- Supplemental pension adjustment to reflect full benefit supplement where benefits under the Qualified Pension Plan are subject to a statutorily imposed maximum benefit limitation.

                            P(3) = P(E) - P

       P(4)- = Supplemental pension adjustment to reflect special service adjustment for disability retirement or early retirement.

                            P(4) = [1% x C.C.] x N(1E) [1.5% x (S - C.C.)] x
                            N(1E) = $/Yr.

       P(E)- Annual pension benefit payment under the Qualified Pension Plan without regard to the statutorily imposed maximum benefit limitation.

               P(E) = (1% x C.C.) x N (less than 35) + [1.5% x (S - C.C.)] x
               N (less than 35) + [1% x S] x N (greater than 35) = Yr.



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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
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                                   (Continued)

                            N (less than 35) = N(1) where N(1) (less than or equal to 35) years service

                            N (greater than 35) = N(1) - 35 where N(1) = years service

       P(so) - Total supplemental pension for elected salaried Corporate officers.

                            P(so) = P(1) + P(2) + P(3) and, where applicable
                            P(4)

       S - Average earnings based on the method used in the Qualified Pension Plan using the best three (3) consecutive full years out of the last ten (10) years before retirement.

SECTION 6 - CONSULTING ASSIGNMENTS:
-----------------------------------

         a) From time to time the Company may offer and a pensioner covered by this Supplemental Pension Plan may undertake consulting assignments.

         b) The specific assignment, remuneration, and the compensable time involved, shall be established as the need arises.

         c) A pensioner is under no obligation to accept such an assignment, but may elect to do so at his option. The acceptance of such an assignment shall not affect the right to continue to receive benefits hereunder and shall not affect the amount of such benefits.

SECTION 7 - NON-COMPETE AGREEMENT:
----------------------------------

         a) As a condition precedent to the receipt of any benefit payments hereunder, an elected salaried Corporate officer shall be required to execute and comply with a Non-Compete Agreement in the form attached hereto as Exhibit A.

         b) If the Board of Directors determines that an individual has violated any provision of the Non-Compete Agreement, such violation will result in the immediate forfeiture of his supplemental pension benefits under this Supplemental Pension Plan.

SECTION 8 - ACTIONS RESULTING IN FORFEITURE OF RIGHTS AND INTEREST HEREUNDER:
-----------------------------------------------------------------------------

         Notwithstanding any other provision of this Supplemental Pension Plan to the contrary, if the Board of Directors determines that any elected salaried Corporate officer or former elected salaried Corporate officer has committed any act against or infidelity with respect to the interests of the Company or has been convicted for the commission of an illegal




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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

         act, all such person's rights and interests in and to any payments under this Supplemental Pension Plan shall be terminated and forfeited.

SECTION 9 - EFFECT OF THIS PLAN:
--------------------------------

          a) Neither the establishment of this Supplemental Pension Plan nor the payment of any benefit hereunder shall be construed as giving any elected salaried Corporate officer or other person any legal or equitable right against the Company, any employee or owner thereof, or the Board of Directors, except as specifically provided herein.

          b) Neither the establishment of this Supplemental Pension Plan nor the payment of any benefit hereunder shall be construed as a contract of continuing employment or give any elected salaried Corporate officer or other employee of the Company any right to be retained in the service of the Company. Said individuals remain subject to discharge or severance to the same extent as if this Supplemental Pension Plan were never adopted.

SECTION 10 - AMENDMENT AND TERMINATION:
---------------------------------------

         a) This Supplemental Pension Plan may be amended from time to time and at any time, in whole or in part, by action of the Board of Directors. Except as hereinafter provided, any such amendment may be made retroactive and any amendment shall be made effective as of the date set forth in such amendment; provided, however, that, except to the extent specifically set forth in such amendment (and then only to the extent necessary to comply with any applicable law or to increase a benefit then in pay status), no such amendment shall affect any benefit in pay status at the time the amendment is adopted.

         b) This Supplemental Pension Plan may be terminated at any time by action of the Board of Directors. No such termination shall affect any benefit in pay status at the time the Board of Directors approves such termination. However, upon termination of the Plan, the Company, at its sole option, shall have the right to make a lump sum payment to any pensioner of the actuarial value of the future payments of the benefits then in pay status.

         c) Notwithstanding the foregoing, no amendment or termination adopted after a change in control (as described in subsection (d) of Section 3) shall have the effect of reducing any benefit under this plan to the extent that such benefit had accrued prior to the date on which the amendment is adopted (regardless of whether the benefit is in pay status at that time). For this purpose, all benefits under this plan shall be considered to accrue as the service on which they are based is performed and the



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      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

              compensation on which they are based is earned, in the same manner as benefits accrue under the qualified Qualified Pension Plan of the Company.

SECTION 11 - SPENDTHRIFT CLAUSE:
--------------------------------

         None of the payments hereunder shall be subject to the claim of any creditor of any elected salaried Corporate officer, and to the fullest extent permitted by law shall be free from any attachment, garnishment or other legal or equitable process. No elected salaried Corporate officer shall have any right to alienate, anticipate, commute, pledge, encumber or assign any benefit-payable hereunder, and the Company shall not be under any duty to honor any such action.

SECTION 12 - INTERPRETATIONS:
-----------------------------

         a) When necessary the Board of Directors of the Company shall issue interpretations and rulings concerning the application and meaning of any provision of this Supplemental Pension Plan and such interpretations and rulings shall be conclusive and binding on all parties with any interest herein. To the extent the application of any law becomes relevant, this Supplemental Pension Plan shall be construed and administered according to the laws of the Commonwealth of Pennsylvania.

         b) Whenever any words are used herein in the masculine, where applicable they shall be construed as though they were also used in the feminine or neuter, and whenever any words are used herein in the singular or plural, where applicable they shall also be construed as though they were also used in the plural or singular.

SECTION 13 - ELECTED SALARIED CORPORATE OFFICERS - JOINT AND SURVIVOR OPTION:
-----------------------------------------------------------------------------

         a) With respect to benefit payments going into pay status on January 1, 1981 and thereafter, an elected salaried Corporate officer who is married at the time of retirement may elect, in the manner hereafter set forth, to have his supplemental pension converted into a joint and survivor form of payment with his spouse as the surviving beneficiary. For so long as the pensioner remains eligible for receipt of supplemental pension payments hereunder, the joint and survivor form of payment will provide a reduced benefit to the pensioner, and upon his death, if the spouse survives, the same amount or one-half (1/2) that amount (as chosen by the elected salaried Corporate officer in the manner described hereafter) will continue to be paid to the spouse for the spouse's lifetime. The payments to the spouse will be made as of the first business day of each month following the death of the pensioner and will terminate with the payment for the month in which the death of the spouse occurs.

      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

         b) In the event the election of a specific form of payment of the supplemental pension has not been made, the rules incorporated in Qualified Pension Plan concerning such matters shall apply to the Supplemental Pension Plan as well. Unless a specific election has been made to the contrary, when an elected Corporate officer has a spouse during his employment or at the time of retirement, the 100% joint and survivor option shall be the presumed election. Further, in the event of his death prior to retirement and while in the employment of the Company, if a spouse survives the employee it will be presumed that the 100% joint and survivor option election was made, consistent with the Qualified Pension Plan regulations.

         c) If the joint and survivor option is elected, the supplemental pension otherwise payable to the elected salaried Corporation officer will be reduced to reflect the fact that the supplemental pension generally will be payable for his lifetime and the lifetime of his spouse. The reduced supplemental pension will be the actuarial equivalent of the supplemental pension otherwise payable. The actuarial equivalent factors will be the same factors which would be applicable at the time of retirement to an identical joint and survivor benefit under the Qualified Pension Plan. In the event benefit payments commence in the form of a joint and survivor option and the spouse pre-deceases the retired elected salaried Corporate officer, no survivor benefits will be paid upon the death of the elected salaried Corporate officer and, except as otherwise provided in Section 3(l) hereof, he shall continue to receive the reduced supplemental pension for his lifetime if he otherwise remains eligible for receipt of supplemental benefits.

         d) Election of the joint and survivor option must be made in writing on a form provided by the Company except for the automatic election per 13(b). The election must specify whether the spouse is to receive the same reduced amount payable to the retired elected salaried Corporate officer or one-half (1/2) of that amount. The election may be made either prior to or upon retirement by filing the above-referenced form with the Company Treasurer.

         e) If an election is to be made upon retirement, the elected salaried Corporate officer shall have ten (10) days following actual retirement to make the election. If the election is not made within such ten (10) day period, the supplemental benefit shall be paid in the normal form.

         f) Without consent of the spouse, an election made prior to retirement may be revoked by the elected salaried Corporate officer's filing a written revocation with the Company Treasurer at any time prior to retirement. An election made prior to retirement or an election made at retirement (in the relevant ten
               (10) day period) shall become irrevocable at retirement if the elected salaried Corporate officer is

      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

               married at the time of retirement. No election shall be of any effect if the elected salaried Corporate officer is not married at the time of retirement.

         g) The joint and survivor option election only becomes effective upon retirement, and no survivor benefit will be payable in the event of the death of an elected salaried Corporate officer prior to retirement regardless of any election which may have become effective upon such elected salaried Corporate officer's retirement except as provided for in Sections 4(e) and 13(b) concerning death while holding an officership and the full benefit supplement portion (P3). In addition, except as specifically provided otherwise in Sections 3(1) hereof and 13(h) below, the joint and survivor option will remain applicable after retirement only so long as the elected salaried Corporate officer remains eligible for receipt of supplemental benefits hereunder and if he was receiving such benefits at the time of his death.

         h) Any joint and survivor option election (made as provided herein) of an elected salaried Corporate officer who takes early retirement under the Qualified Pension Plan but elects to defer commencement of benefits becomes effective upon his retirement. In the event of his death prior to commencement of benefits but while otherwise satisfying the eligibility requirement for receipt of benefits hereunder, his spouse shall be eligible to receive the survivor benefit she would have received under the joint and survivor option in effect as if his benefit payments had commenced as of the first day of the month in which his death occurred. Any actuarial reduction or equivalency factors provided for herein in the event of early commencement of benefits or election of the joint and survivor option shall be determined and applied as of the date benefit payments to the elected salaried Corporate officer commence or are deemed to have commenced.

         i) As used herein, spouse means only the person to whom the elected salaried Corporate officer was married at the time of his retirement or his death prior to his retirement, regardless of circumstances occurring thereafter.

SECTION 14 - ELECTED SALARIED CORPORATE OFFICERS/CORPORATE DIRECTORS - INFLATION
--------------------------------------------------------------------------------
ADJUSTMENT:
-----------

         a) The Inflation Adjustment is to be determined on an ongoing basis, retroactive to each subsequent fifth year anniversary since retirement (ie, 5th, 10th, 15th, 20th, etc.). However, starting during calendar year 1992, two special determinations shall be made for any eligible retirees who have been retired for more than five (5) years. The first determination is to establish their aggregate Inflation Adjustment up to and including their 1992 anniversary date. The second determination, to be done at the appropriate time, is to establish their aggregate Inflation Adjustment as of their next-most fifth anniversary of their retirement date (ie, 10th, 15th, 20th, 25th, etc.).

      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

               The Inflation Adjustment so determined shall be considered part of the Supplemental Pension and paid directly by the Company.

         b) The Inflation Adjustment shall consist of two parts, Part A and Part B. Part A shall be the Qualified Pension Plan Inflation Adjustment. Part B shall be the Supplemental Pension Plan Inflation Adjustment.

               Part A benefits shall be paid to the eligible retired elected salaried corporate officer/corporate director, his spouse or appropriate beneficiaries in accordance with the election(s) made under the Qualified Pension Plan. Part B benefits shall be paid to the eligible retired elected salaried corporate officer/corporate director, his spouse or appropriate beneficiaries in accordance with the election(s) made under
               Section 3 and Section 13 of this Plan.

         c) The Inflation Adjustment factor (IAF) shall be measured by determining the relative increase since retirement of the U.S. Department of Labor, Bureau of Labor Statistics Consumer Price Index - All Items for Urban Wage Earners and Clerical Workers (BLS Consumer Price Index). The statistics for the month and year of retirement shall establish the baseline value (Baseline CPI). The statistics for the month and year of the appropriate fifth year period since retirement shall be used for the current value. When calculating the subsequent fifth year updates, the most recent applicable values for the BLS Consumer Price Index shall be used in lieu of earlier values as the current value (current
               CPI).

         d) The Inflation Adjustment Factor (IAF) shall be calculated in accordance with the following formula:

                            IAF = [Current SPI divided by Baseline CPI] - 1.000

               The Consumer Price Index values are to be expressed to one decimal place and the resulting Inflation Adjustment Factor to three decimal place accuracy.

               The source for the BLS Consumer Price Index statistics shall be the publications by the Bureau of National affairs, Inc. Since the Bureau of Labor Statistics will periodically change the base years and the specific components of the BLS Consumer Price Index, as well as the Index itself, the administrators of the Supplemental Plan shall use their best efforts and judgment to employ the most equivalent and appropriate information available from time to time in preparing the calculation. Their determinations shall be consistent with the practices followed in establishing the original supplemental pension and shall be subject to appropriate Board of Directors' approval before initial payment. Initial payment will always be in

      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

               arrears of the pertinent retirement anniversary date due to the late availability of BLS Consumer Price Index data. When baseline values of the BLS Consumer Price Index are not available for specific months, then the annual value for the year of retirement shall be used instead.

         e) The Part A Inflation Adjustment benefit shall be determined as the product of the original Qualified Pension Plan benefit paid times the Inflation Adjustment Factor. The Part B Inflation Adjustment benefit shall be determined as the product of the original Supplemental Pension Plan benefit paid times the Inflation Adjustment Factor. It is contemplated that any ongoing adjustment made to the original payment amounts of either the Qualified Pension or the Supplemental Pension due to elections made or any other aspects of each plan which affect the amount of payment shall also apply to the Inflation Adjustment Benefit. For example, such an adjustment might be due to early retirement, the joint and survivor option reductions, the beneficiary reductions, etc.

         f) It is contemplated that the recipients under the Qualified Pension Plan and this Supplemental Pension Plan may differ. If so, then the Part A Benefits cannot be combined with the Part B Benefits. The Part B Benefits shall be combined with the initial Supplemental Pension benefit for payment and whenever possible so shall the Plan A Benefits.

SECTION 15 - ELECTED SALARIED CORPORATE OFFICERS - LUMP SUM OPTION:
-------------------------------------------------------------------

         a) With respect to benefit payments going into pay status on or after the effective date of this Section 15 of the Supplemental Pension Plan, an elected salaried Corporate officer may elect, in the manner hereafter set forth, to have that portion (if any) of the supplemental pension which is provided under Section 4(h) converted into a lump sum payment. The amount available for conversion to a lump sum shall be only that portion (if any) payable under Section 4(h), namely, P(5), not any portion of P(so). Absent an effective election under this Section 15, that portion of the supplemental pension which is provided under
               Section 4(h) (if any) shall be paid in the same form as the balance of the supplemental pension.

         b) The amount of the lump sum shall be calculated based on the benefit payable at actual retirement using interest at the rate of 7.5% (unless the Board of Directors of the Company determines otherwise) and mortality as specified in the 1983 Group Annuity Mortality Table for males with a 2-year setback. Because the calculation is made as of the date of retirement, no inflation adjustment under Section 14 shall be applicable or taken into account.

      SUPPLEMENTAL PENSION PLAN B AS AMENDED AND RESTATED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                   (Continued)

         c) An election of a lump sum under this section shall be effective only if made irrevocably in writing (on such form as may be prescribed) and filed with the Company Treasurer prior to the occurrence of any event that gives the elected salaried Corporate officer a right to payment of benefits under the Supplemental Pension Plan.

         d) Payment of a lump sum under this Section 15 shall be made as soon as administratively possible after occurrence of the first event that gives the elected salaried Corporate officer a right to payment of benefits under the Supplemental Pension Plan.

SECTION 13 - FREEZE OF PLAN:

         Effective as of December 31, 2000 (the "Freeze Date"), the Plan is hereby frozen with respect to future participation and benefit accrual. No person who is not a Participant in the Plan as of the Freeze Date shall be eligible to particpate in the Plan and Plan Participants shall accrue no additional benefits after the Freeze Date.

                                                                     EXHIBIT "A"

                              NON-COMPETE AGREEMENT

                  THIS NON-COMPETE AGREEMENT is entered into as of the __________day of __________, _______ by and between ____________________________
(the "Company") and ___________________________(the "Employee").

                  WHEREAS the Company has adopted Supplemental Pension Plan B for Elected Salaried Corporate Officers of the Company (the "Plan") and

                  WHEREAS the Plan expressly provides that as a condition precedent to the receipt of any benefit payments under the Plan an eligible elected salaried Corporate officer must execute and comply with an agreement in the form hereof and

                  WHEREAS the Employee is eligible for benefit payments under the Plan:

                  NOW THEREFORE this Agreement witnesseth that, for good and valuable consideration receipt of which is hereby acknowledged and intending to be legally bound hereby, and as an inducement to the Company to make benefit payments under the Plan to the Employee, the Company and the Employee agree as follows:

                  1. The Company shall make benefit payments under and in accordance with the provisions of the Plan to the Employee so long as the Employee complies with the provisions of this Agreement and so long as the Employee's rights and interests in and to any payments under the Plan have not been terminated or forfeited.

                  2. The Employee shall not, for a period of five years after the day and year first above written, without the express prior written consent of the Company engage, directly or indirectly (as officer, director, owner, employee, agent, consultant, partner or other participant whatsoever), in any activity in competition with the Company nor shall the Employee at any time reveal to any individual person, firm, corporation, partnership, joint venture or other entity, any of the Company's trade secrets, private processes, confidential records, confidential documents, customer lists or other confidential information. If the Board of Directors of the Company determines that the Employee is in violation of this Agreement the Company shall so notify the Employee. If within fourteen (14) days following such notification the Employee has not ceased and desisted the activity which the Board of Directors has determined to be in violation of this Agreement the Employee's rights and interests in and to any payments under the Plan shall be terminated and forfeited.

                  3. This Agreement has been executed and delivered in the Commonwealth of Pennsylvania and for all purposes shall be construed and enforced in accordance with the laws of said Commonwealth.

                  IN WITNESS WHEREOF the Company and the Employee have executed and delivered this Agreement as of the day and year first above written.

Attest:                                    __________________________________
                                                (Company Name)

_________________________________          By _______________________________
Secretary                                       Title:




(Corporate Seal)                           ___________________________(Seal)
                                           EMPLOYEE

               ELECTED SALARIED CORPORATE OFFICER'S OPTIONAL JOINT
                  AND SURVIVOR ELECTION UNDER THE SUPPLEMENTAL
              PENSION PLAN FOR ELECTED SALARIED CORPORATE OFFICERS

                       OF _______________________________

                  I, _____________________________, an elected salaried
Corporate officer of ___________________ do hereby elect that upon my retirement my benefits under the Supplemental Pension Plan be paid in the form of a joint and survivor option as described in Section 13 of the Supplemental Pension Plan B.

                  I elect that upon my death following retirement my spouse, identified below, receive the same reduced supplemental benefit I was receiving during my lifetime.

                  one-half (1/2) the reduced supplemental benefit I was receiving during my lifetime.



          Spouse's Full Name               _______________________________

          Spouse's Social Security Number  _______________________________

                                    ______________________________________

          Spouse's Address          ______________________________________

                                    (City)        (State)      (Zip Code)



          I understand and agree that:

         a) no survivor benefit will be payable in the event that I cease to be eligible for receipt of supplemental benefits following retirement and, EXCEPT IN THE EVENT OF MY DEATH

FOLLOWING EARLY RETIREMENT DURING A PERIOD WHEN I ELECTED TO DEFER COMMENCEMENT OF BENEFITS, if I am not receiving supplemental benefit payments at the time of my death.

         b) if this election is made prior to my retirement, the election will become effective only upon my retirement and only if I am married at the time of retirement to the spouse designated above, unless a new election is made with regard to a different spouse at the time of retirement. In the event I die prior to retirement, no survivor benefit will be paid to my spouse under the Supplemental Pension Plan (except were I to die while re-employed after retirement or in accordance with c) below).

         c) notwithstanding a) and b) above, in accordance with Sections 3(e), 3(n) and 4(e) of Supplemental Pension Plan B, a survivor benefit will be payable in the event of my death prior to retirement reflecting that part of my qualified pension which exceeds the maximum pension limitation payable under ERISA and/or other federal statutes (the full benefit supplement, P3). The P3 benefit shall be paid to my beneficiary or beneficiaries I have designated under the Qualified Pension Plan or in the absence of such specific designation the rules of said Plan shall apply.

         d) an election made at retirement can only be made within the ten (10) day period following actual retirement. Such an election is irrevocable once made. If the election is not made within such ten (10) day period no joint and survivor option will be available and no survivor benefits will be paid under the Supplemental Pension Plan.

         e) to make an election, this fully completed form must be filed with the Company Treasurer and an election will be given no effect unless so filed (and unless so filed within the relevant ten (10) day period, if applicable).

          f) to revoke an election made prior to retirement I must file a written revocation of such election with the Company Treasurer. Such revocation does not need the consent of my spouse but must be filed prior to retirement.

          I certify that I fully understand the foregoing provisions and election and that the election is made of my own free will and intent, as evidenced by my signature in the presence of a witness on the date indicated below.

------------------------------              ----------------------------------
          (Witness Signature)                                        (Signature)

Date:  _________________________            __________________________________
                                                                     Print Name

          The foregoing election was received on the ____________ day of ________________________, ______.



                                             ---------------------------------
                                             Company Treasurer

                           SUPPLEMENTAL PENSION PLAN B
                           ---------------------------
                 WORKSHEET FOR CALCULATING INFLATION ADJUSTMENT
                 ----------------------------------------------

Name:  ___________________________                             S.S. No.  _____________________________

Retirement Date:  _______________                    Inflation Adjustment Effective Date:  ___________

Directorships and Years of Service:  ________________________________________________
------------------------------------------------------------------------------------------------------
__________________________.  Aggregate Directorship Service:  __________________ years

Qualified Officerships:  __________________________________________________________

Pertinent Qualified Pension Benefit: $___________________          / Month (1)
         Payout Election: ____________

Pertinent Supplemental Pension Benefit (Pre-inflation Adjustment): $ _____________/ Month (2)
         Payout Election: ____________

BLS Consumer Price Index Date: (all cities, urban wage earners and clerical workers-revised)

          a) At month/year of retirement:
                 Month:______  Year: ______  Base Year(s): _______                  BLS CPI Value: _________
                                                                                        (Baseline)
          b) At intermediate point where applicable:
                 Month:______  Year: ______  Base Year(s): _______                  BLS CPI Value: _________
                                                                                         (Current)
          c) At month/year of Inflation Adjustment Effective:
                 Month:______  Year: ______  Base Year(s): _______                  BLS CPI Value: _________
                                                                                         (Current)

CALCULATION OF INFLATION ADJUSTMENT FACTOR (IAF):
-------------------------------------------------

         IAF = [Current CPI Value divided by Baseline CPI Value] - 1.000

                 WORKSHEET FOR CALCULATING INFLATION ADJUSTMENT
                 ----------------------------------------------
                                   (Continued)

Calculation of Inflation Adjustment:

          a) Part A - Qualified Pension Plan Portion:

                   (1) X (3)

                                             Part A Benefit: $ __________________ /Month (4)

          b) Part B - Supplemental Pension Plan Portion:

                   (2) X (3)

                                             Part B Benefit: $ _________________  /Month (5)

          c) Total Monthly Benefit

                   (4) + (5)

                                             Total Benefit: $ _________________ /Month

Prepared by:  _________________________                        Date:  _________________________


Approved by:

                   CFO:  _______________________               Date:  _________________________

                   CEO:  _______________________               Date:  _______________________



                                       2